Exhibit 10.4


                               COMCAST CORPORATION
                         2002 DEFERRED COMPENSATION PLAN

                          ARTICLE 1 - COVERAGE OF PLAN

     1.1. Continuation of Plan.
          --------------------
     Comcast Corporation, a Pennsylvania corporation, hereby amends and restates the Comcast Corporation 2002 Deferred Compensation Plan (the "Plan"), effective February 26, 2003. The Plan was initially adopted effective February 12, 1974 and was amended and restated effective August 15, 1996, June 21, 1999, December 19, 2000, October 26, 2001, April 29, 2002, July 9, 2002 and November 18, 2002.

     1.2. Plan Unfunded and Limited to Outside Directors and Select Group of
          ------------------------------------------------------------------
Management or Highly Compensated Employees.
------------------------------------------
     The Plan is unfunded and is maintained primarily for the purpose of providing outside directors and a select group of management or highly compensated employees the opportunity to defer the receipt of compensation otherwise payable to such outside directors and eligible employees in accordance with the terms of the Plan.

                            ARTICLE 2 - DEFINITIONS

     2.1. "Account"
          ---------
     means the bookkeeping accounts established pursuant to Section 5.1 and maintained by the Administrator in the names of the respective Participants, to which all amounts deferred and earnings allocated under the Plan shall be credited, and from which all amounts distributed pursuant to the Plan shall be debited.

     2.2. "Active Participant" means:
           -----------------

               (a) Each Participant who is in active service as an Outside Director; and

               (b) Each Participant who is actively employed by a Participating Company as an Eligible Employee.

     2.3. "Administrator" means the Committee.
           -------------

     2.4. "Affiliate"
           ---------
                  means, with respect to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, the term "control," including its correlative terms "controlled by" and "under common control with," mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     2.5. "Annual Rate of Pay"
           ------------------
               means, as of any date, an employee's annualized base pay rate. An employee's Annual Rate of Pay shall not include sales commissions or other similar payments or awards.

     2.6. "Applicable Interest Rate" means:
           ------------------------

               (a) Except as otherwise provided in Sections 2.6(b) or (c), the Applicable Interest Rate means 12% per annum, compounded annually as of the last day of the calendar year.

               (b) Except to the extent otherwise required by Section 10.2, effective for the period extending from a Participant's employment termination date to the date the Participant's Account is distributed in full, the Administrator, in its sole discretion, may designate the term "Applicable Interest Rate" for such Participant's Account to mean the lesser of (i) the rate in effect under Section 2.6(a) or (ii) the Prime Rate plus one percent, compounded annually as of the last day of the calendar year. Notwithstanding the foregoing, the Administrator may delegate its authority to determine the Applicable Interest Rate under this Section 2.6(b) to an officer of the Company or committee of two or more officers of the Company.

               (c) Except to the extent otherwise required by Section 10.2, the Applicable Interest Rate for Severance Pay deferred pursuant to Article 3 shall be determined by the Administrator, in its sole discretion, provided that the Applicable Interest Rate shall not be less than the lower of the Prime Rate or LIBOR, compounded annually as of the last day of the calendar year, nor more than the rate specified in Section 2.6(a). Notwithstanding the foregoing, the Administrator may delegate its authority to determine the Applicable Interest Rate under this Section 2.6(c) to an officer of the Company.

     2.7. "Beneficiary"
           -----------
     means such person or persons or legal entity or entities, including, but not limited to, an organization exempt from federal income tax under section 501(c)(3) of the Code, designated by a Participant or Beneficiary to receive benefits pursuant to the terms of the Plan after such Participant's or Beneficiary's death. If no Beneficiary is designated by the Participant or Beneficiary, or if no Beneficiary survives the Participant or Beneficiary (as the case may be), the Participant's Beneficiary shall be the Participant's Surviving Spouse if the Participant has a Surviving Spouse and otherwise the Participant's estate, and the Beneficiary of a Beneficiary shall be the Beneficiary's Surviving Spouse if the Beneficiary has a Surviving Spouse and otherwise the Beneficiary's estate.

     2.8. "Board" means the Board of Directors of the Company.
           -----
     2.9. "CCCHI" means Comcast Cable Communications Holdings, Inc., formerly known as AT&T Broadband Corp.

     2.10. "Change of Control"
            -----------------
     means any transaction or series of transactions as a result of which any Person who was a Third Party immediately before such transaction or series of transactions owns then-outstanding securities of the Company such that such Person has the ability to direct the management of the Company, as determined by the Board in its discretion. The Board may also determine that a Change of Control shall occur upon the completion of one or more proposed transactions. The Board's determination shall be final and binding.

     2.11. "CHC"
            ---
         means Comcast Holdings Corporation, formerly known as Comcast Corporation.

     2.12. "Code" means the Internal Revenue Code of 1986, as amended.
            ----

     2.13. "Committee"
            ---------
     means the Compensation Committee of the Board of Directors of the Company.

     2.14. "Company"
            -------
     means Comcast Corporation (formerly known as AT&T Comcast Corporation), a Pennsylvania corporation, as successor to CHC, including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

     2.15. "Company Stock" means:
            -------------

               (a) except as provided in Section 2.15(b), Comcast Corporation Class A Special Common Stock, par value, $0.01, including a fractional share; and

               (b) with respect to amounts credited to the Company Stock Fund pursuant to deferral elections by Outside Directors made pursuant to Section 3.1(a), Comcast Corporation Class A Common Stock, par value $0.01, including a fractional share;

and such other securities issued by Comcast Corporation as may be subject to adjustment in the event that shares of either class of Company Stock are changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split-up or other substitution of securities of the Company. In such event, the Committee shall make appropriate equitable anti-dilution adjustments to the number and class of hypothetical shares of Company Stock credited to Participants' Accounts under the Company Stock Fund. Any reference to the term "Company Stock" in the Plan shall be a reference to the appropriate number and class of shares of stock as adjusted pursuant to this Section 2.15. The Committee's adjustment shall be effective and binding for all purposes of the Plan.

     2.16. "Company Stock Fund"
            ------------------
               means a hypothetical investment fund pursuant to which income, gains and losses are credited to a Participant's Account as if the Account, to the extent deemed invested in the Company Stock Fund, were invested in hypothetical shares of Company Stock, and all dividends and other distributions paid with respect to Company Stock were held uninvested in cash, and reinvested in additional hypothetical shares of Company Stock as of the next succeeding December 31 (to the extent the Account continues to be deemed invested in the Company Stock Fund through such December 31), based on the Fair Market Value of the Company Stock for such December 31.

     2.17. "Compensation" means:
            ------------
               (a) In the case of an Outside Director, the total remuneration payable in cash or payable in Company Stock (as elected by the Outside Director pursuant to the Comcast Corporation 2003 Director Compensation Plan) for services as a member of the Board and as a member of any Committee of the Board; and

               (b) In the case of an Eligible Employee, the total cash remuneration for services payable by a Participating Company, excluding sales commissions or other similar payments or awards.

     2.18. "Death Tax Clearance Date"
            ------------------------
               means the date upon which a Deceased Participant's or a deceased Beneficiary's Personal Representative certifies to the Administrator that (i) such Deceased Participant's or deceased Beneficiary's Death Taxes have been finally determined, (ii) all of such Deceased Participant's or deceased Beneficiary's Death Taxes apportioned against the Deceased Participant's or deceased Beneficiary's Account have been paid in full and (iii) all potential liability for Death Taxes with respect to the Deceased Participant's or deceased Beneficiary's Account has been satisfied.

     2.19. "Death Taxes"
            -----------
               means any and all estate, inheritance, generation-skipping transfer, and other death taxes as well as any interest and penalties thereon imposed by any governmental entity (a "taxing authority") as a result of the death of the Participant or the Participant's Beneficiary.

     2.20. "Deceased Participant"
            --------------------
               means a Participant whose employment, or, in the case of a Participant who was an Outside Director, a Participant whose service as an Outside Director, is terminated by death.

     2.21. "Disabled Participant" means:
            --------------------

               (a) A Participant whose employment or, in the case of a Participant who is an Outside Director, a Participant whose service as an Outside Director, is terminated by reason of disability;

               (b) The duly-appointed legal guardian of an individual described in Section 2.21(a) acting on behalf of such individual.

     2.22. "Eligible Employee" means:
            -----------------

               (a) Each employee of a Participating Company who, as of December 31, 1989, was eligible to participate in the Prior Plan.

               (b) Each employee of a Participating Company who was, at any time before January 1, 1995, eligible to participate in the Prior Plan and whose Annual Rate of Pay is $90,000 or more as of both (i) the date on which an Initial Election is filed with the Administrator and (ii) the first day of each calendar year beginning after December 31, 1994.

               (c) Each individual who was an employee of an entity that was a Participating Company in the Plan as of June 30, 2002 and who has an Annual Rate of Pay of $125,000 as of each of (i) June 30, 2002; (ii) the date on which an Initial Election is filed with the Administrator and (iii) the first day of each calendar year beginning after December 31, 2002.

               (d) Each employee of a Participating Company whose Annual Rate of Pay is $200,000 or more as of both (i) the date on which an Initial Election is filed with the Administrator and (ii) the first day of the calendar year in which such Initial Election is filed.

               (e) Each New Key Employee.

               (f) Each other employee of a Participating Company who is designated by the Committee, in its discretion, as an Eligible Employee.

Notwithstanding anything in the foregoing to the contrary, for the period beginning November 18, 2002 and ending December 31, 2002, each individual who
(x) immediately preceding his date of hire by a Participating Company, was an employee of AT&T Corp. and (y) is designated by the Committee, in its discretion, as an eligible New Key Employees pursuant to Section 2.31(a)(iii), shall be an Eligible Employee.

     2.23. "Fair Market Value"
            -----------------

               (a) If shares of Company Stock are listed on a stock exchange, Fair Market Value shall be determined based on the last reported sale price of a share on the principal exchange on which shares are listed on the last trading day prior to the date of determination; or

               (b) If shares of Company Stock are not so listed, but trades of shares are reported on the Nasdaq National Market the last quoted sale price of a share on the Nasdaq National Market on the last trading day prior to the date of determination.

               (c) If shares of Company Stock are not so listed nor trades of shares so reported, Fair Market Value shall be determined by the Committee in good faith.

     2.24. "Former Eligible Employee"
            ------------------------
               means an employee of a Participating Company who, as of any relevant date, does not satisfy the requirements of an "Eligible Employee" but who previously met such requirements under the Plan or the Prior Plan.

     2.25. "Grandfathered Participant"
            -------------------------
               means an Inactive Participant who, on or before December 31, 1991, entered into a written agreement with the Company to terminate service to the Company or gives written notice of intention to terminate service to the Company, regardless of the actual date of termination of service.

     2.26. "Hardship"
            --------
               means a Participant's severe financial hardship due to an unforeseeable emergency resulting from a sudden and unexpected illness or accident of the Participant, or, a sudden and unexpected illness or accident of a dependent (as defined by section 152(a) of the Code) of the Participant, or loss of the Participant's property due to casualty, or other similar and extraordinary unforeseeable circumstances arising as a result of events beyond the control of the Participant. A need to send the Participant's child to college or a desire to purchase a home is not an unforeseeable emergency. No Hardship shall be deemed to exist to the extent that the financial hardship is or may be relieved (a) through reimbursement or compensation by insurance or otherwise, (b) by borrowing from commercial sources on reasonable commercial terms to the extent that this borrowing would not itself cause a severe financial hardship, (c) by cessation of deferrals under the Plan, or (d) by liquidation of the Participant's other assets (including assets of the Participant's spouse and minor children that are reasonably available to the Participant) to the extent that this liquidation would not itself cause severe financial hardship. For the purposes of the preceding sentence, the Participant's resources shall be deemed to include those assets of his spouse and minor children that are reasonably available to the Participant; however, property held for the Participant's child under an irrevocable trust or under a Uniform Gifts to Minors Act custodianship or Uniform Transfers to

Minors Act custodianship shall not be treated as a resource of the Participant. The Board shall determine whether the circumstances of the Participant constitute an unforeseeable emergency and thus a Hardship within the meaning of this Section. Following a uniform procedure, the Board's determination shall consider any facts or conditions deemed necessary or advisable by the Board, and the Participant shall be required to submit any evidence of the Participant's circumstances that the Board requires. The determination as to whether the Participant's circumstances are a case of Hardship shall be based on the facts of each case; provided however, that all determinations as to Hardship shall be uniformly and consistently made according to the provisions of this Section for all Participants in similar circumstances.

     2.27. "Inactive Participant"
            --------------------
               means each Participant (other than a Retired Participant, Deceased Participant or Disabled Participant) who is not in active service as an Outside Director and is not actively employed by a Participating Company.

     2.28. "Income Fund"
            -----------
               means a hypothetical investment fund pursuant to which income, gains and losses are credited to a Participant's Account as if the Account, to the extent deemed invested in the Income Fund, were credited with interest at the Applicable Interest Rate.

     2.29. "Initial Election"
            ----------------
               means a written election on a form provided by the Administrator, filed with the Administrator in accordance with Article 3, pursuant to which an Outside Director or an Eligible Employee may:

               (a) Elect to defer all or any portion of the Compensation payable for the performance of services as an Outside Director or as an Eligible Employee (including Severance Pay, to the extent permitted with respect to an Eligible Employee pursuant to Section 3.2) following the time that such election is filed; and

               (b) Designate the time of payment of the amount of deferred Compensation to which the Initial Election relates.

     2.30. "Insider"
            ------
               means an Eligible Employee or Outside Director who is subject to the short-swing profit recapture rules of section 16(b) of the Securities Exchange Act of 1934, as amended.

     2.31. "LIBOR"
            -----
               means the annual London Inter Bank Offered Rate, as published in the Eastern Edition of The Wall Street Journal, as of a Participant's employment termination date (or the next preceding business day, if such termination date is not a business day) and as adjusted as of the last business day preceding the first day of each calendar year beginning thereafter.

     2.32. "New Key Employee" means:
            ----------------

               (a) For the period beginning November 18, 2002 and ending December 31, 2002:

                       (i) each employee of a Participating Company, other than CCCHI or its subsidiaries, who becomes an employee of a Participating Company and has an Annual Rate of Pay of $200,000 or more as of his employment commencement date;

                       (ii) each employee of a Participating Company, other than CCCHI or its subsidiaries, who has an Annual Rate of Pay that is increased to $200,000 or more and who, immediately preceding such increase, was not an Eligible Employee; and

                       (iii) each individual who, immediately preceding his date of hire by a Participating Company was an employee of AT&T Corp. and who is specifically designated as a New Key Employee by the Committee, in its discretion.

               (b) For Plan Years beginning after December 31, 2002, each employee of a Participating Company:

                       (i) who becomes an employee of a Participating Company and has an Annual Rate of Pay of $200,000 or more as of his employment commencement date;

                       (ii) who has an Annual Rate of Pay that is increased to $200,000 or more and who, immediately preceding such increase, was not an Eligible Employee

     2.33. "Normal Retirement" means:
            ----------------
               (a) For a Participant who is an employee of a Participating Company immediately preceding his termination of employment, a termination of employment that is treated by the Participating Company as a retirement under its employment policies and practices as in effect from time to time; and

               (b) For a Participant who is an Outside Director immediately preceding his termination of service, his normal retirement from the Board.

     2.34. "Outside Director"
            ----------------
               means a member of the Board, who is not an employee of a Participating Company.

     2.35. "Participant"
            -----------
               means each individual who has made an Initial Election, or for whom an Account is established pursuant to Section 5.1, and who has an undistributed amount credited to an Account under the Plan, including an Active Participant, a Deceased Participant and an Inactive Participant.

     2.36. "Participating Company" means:
            ---------------------

               (a) The Company;

               (b) CHC;

               (c) Comcast Cable Communications, Inc. and its subsidiaries;

               (d) Comcast International Holdings, Inc.;

               (e) Comcast Online Communications, Inc.;

               (f) Comcast Business Communications, Inc.;

               (g) CCCHI and its subsidiaries; and

               (h) Any other entities that are subsidiaries of the Company as designated by the Committee in its sole discretion.

     2.37. "Person"
            ------
               means an individual, a corporation, a partnership, an association, a trust or any other entity or organization.

     2.38. "Plan"
            ----
          means the Comcast Corporation 2002 Deferred Compensation Plan, as set forth herein, and as amended from time to time.

     2.39. "Prime Rate"
            ----------
               means the annual rate of interest identified by PNC Bank as its prime rate as of a Participant's employment termination date and as of the first day of each calendar year beginning thereafter.

     2.40. "Prior Plan"
            ----------
               means the Comcast Corporation 1996 Deferred Compensation Plan, as in effect immediately preceding the amendment, restatement and renaming of the Plan as the Comcast Corporation 2002 Deferred Compensation Plan.

     2.41. "Retired Participant"
            -------------------
               means a Participant who has terminated service pursuant to a Normal Retirement.

     2.42. "Severance Pay"
            -------------
               means any amount that is payable in cash and is identified by a Participating Company as severance pay, or any amount which is payable on account of periods beginning after the last date on which an employee (or former employee) is required to report for work for a Participating Company.

     2.43. "Subsequent Election"
            -------------------
               means a written election on a form provided by the Administrator, filed with the Administrator in accordance with Article 3, pursuant to which a Participant or Beneficiary may elect to defer (or, in limited cases, accelerate) the time of payment or to change the manner of payment of amounts previously deferred in accordance with the terms of a previously made Initial Election or Subsequent Election.

     2.44. "Surviving Spouse"
            ----------------
               means the widow or widower, as the case may be, of a Deceased Participant or a Deceased Beneficiary (as applicable).

     2.45. "Terminating Event" means either of the following events:
            -----------------

               (a) the liquidation of the Company; or

               (b) a Change of Control.

     2.46. "Third Party"
            -----------
               means any Person, together with such Person's Affiliates, provided that the term "Third Party" shall not include the Company or an Affiliate of the Company.

                  ARTICLE 3 - INITIAL AND SUBSEQUENT ELECTIONS

     3.1. Elections.
     --------------

               (a) Initial Elections.
                   -----------------
                Each Outside Director and Eligible Employee shall have the right to defer all or any portion of the Compensation (including bonuses, if any, and, in the case of Outside Directors, including any portion of an Outside Director's Compensation payable in the form of Company Stock) that he would otherwise be entitled to receive in a calendar year by filing an Initial Election at the time and in the manner described in this Article 3; provided that Severance Pay shall be included as "Compensation" for purposes of this Section 3.1 only to the extent permitted, and subject to such rules regarding the length of any initial deferral period and subsequent deferral period, if any, established by the Administrator in its sole discretion. The Compensation of such Outside Director or Eligible Employee for a calendar year shall be reduced in an amount equal to the portion of the Compensation deferred by such Outside Director or Eligible Employee for such calendar year pursuant to such Outside Director's or Eligible Employee's Initial Election. Such reduction shall be effected on a pro rata basis from each periodic installment payment of such Outside Director's or Eligible Employee's Compensation for the calendar year (in accordance with the general pay practices of the Participating Company), and credited, as a bookkeeping entry, to such Outside Director's or Eligible Employee's Account in accordance with Section 5.1. Amounts credited to the Accounts of Outside Directors in the form of Company Stock shall be credited to the Company Stock Fund and credited with income, gains and losses in accordance with Section 5.2(c).

               (b) Subsequent Elections.
                   --------------------
               Each Participant or Beneficiary shall have the right to elect to defer (or, in limited cases, accelerate) the time of payment or to change the manner of payment of amounts previously deferred in accordance with the terms of a previously made Initial Election pursuant to the terms of the Plan by filing a Subsequent Election at the time, to the extent, and in the manner described in this Article 3.

     3.2. Filing of Initial Election:
          --------------------------
               General. An Initial Election shall be made on the form provided by the Administrator for this purpose. Except as provided in Section 3.3, no such Initial Election shall be effective unless it is filed with the Administrator on or before December 31 of the calendar year preceding the calendar year to which the Initial Election applies; provided that an Initial Election with respect to Severance Pay shall not be effective unless it is filed within 30 days following the date of written notification to an Eligible Employee from the Administrator or its duly authorized delegate of such Eligible Employee's eligibility to defer Severance Pay.

     3.3. Filing of Initial Election by New Key Employees and New Outside
          ---------------------------------------------------------------
Directors.
---------

               (a) New Key Employees.
                   -----------------
               Notwithstanding Section 3.1 and Section 3.2, a New Key Employee may elect to defer all or any portion of his Compensation that he would otherwise be entitled to receive in the calendar year in which the New Key Employee was employed, beginning with the payroll period next following the filing of an Initial Election with the Administrator and before the close of such calendar year by making and filing the Initial Election with the Administrator within 30 days of such New Key Employee's date of hire or within 30 days of the date such New Key Employee first becomes eligible to participate in the Plan. Any Initial Election by such New Key Employee for succeeding calendar years shall be made in accordance with Section 3.1 and
Section 3.2.

               (b) New Outside Directors.
                   ---------------------
               Notwithstanding Section 3.1 and Section 3.2, an Outside Director may elect to defer all or any portion of his Compensation that he would otherwise be entitled to receive in the calendar year in which an Outside Director's election as a member of the Board becomes effective (provided that such Outside Director is not a member of the Board immediately preceding such effective date), beginning with Compensation payable following the filing of an Initial Election with the Administrator and before the close of such calendar year by making and filing the Initial Election with the Administrator within 30 days of the effective date of such Outside Director's election. Any Initial Election by such Outside Director for succeeding calendar years shall be made in accordance with Section 3.1 and Section 3.2

     3.4. Calendar Years to which Initial Election May Apply.
          --------------------------------------------------
               A separate Initial Election may be made for each calendar year as to which an Outside Director or Eligible Employee desires to defer all or any portion of such Outside Director's or Eligible Employee's Compensation. The failure of an Outside Director or Eligible Employee to make an Initial Election for any calendar year shall not affect such Outside Director's or Eligible Employee's right to make an Initial Election for any other calendar year.

               (a) Initial Election of Distribution Date.
                   -------------------------------------
               Each Outside Director or Eligible Employee shall, contemporaneously with an Initial Election, also elect the time of payment of the amount of the deferred Compensation to which such Initial Election relates; provided, however, that, subject to acceleration pursuant to Section 3.5(e) or
(f), Section 3.7, Section 7.1, 7.2, or Article 8, no distribution may commence earlier than January 2nd of the second calendar year beginning after the date the Initial Election is filed with the Administrator, nor later than January 2nd of the eleventh calendar year beginning after the date the Initial Election is filed with the Administrator. Further, each Outside Director or Eligible Employee may select with each Initial Election the manner of distribution in accordance with Article 4.

     3.5. Subsequent Elections.
          --------------------

               (a) Active Participants.
                   -------------------
               Each Active Participant, who has made an Initial Election, or who has made a Subsequent Election, may elect to change the manner of distribution or defer the time of payment of any part or all of such Participant's Account for a minimum of two and a maximum of ten additional years from the previously-elected payment date, by filing a Subsequent Election with the Administrator on or before the close of business on June 30 of the calendar year preceding the calendar year in which the lump-sum distribution or initial installment payment would otherwise be made. The number of Subsequent Elections under this Section 3.5(a) shall not be limited.

               (b) Inactive Participants.
                   ---------------------
               The Committee may, in its sole and absolute discretion, permit an Inactive Participant to make a Subsequent Election to change the manner of distribution, or defer the time of payment of any part or all of such Inactive Participant's Account for a minimum of two years and a maximum of ten additional years from the previously-elected payment date, by filing a Subsequent Election with the Administrator on or before the close of business on June 30 of the calendar year preceding the calendar year in which the lump-sum distribution or initial installment payment would otherwise be made. The number of Subsequent Elections under this Section 3.5(b) shall be determined by the Committee in its sole and absolute discretion.

               (c) Surviving Spouses.
                   -----------------

                       (i) General Rule.
                           ------------
                       A Surviving Spouse who is a Deceased Participant's Beneficiary may elect to change the manner of distribution, or defer the time of payment, of any part or all of such Deceased Participant's Account the payment of which would be made neither within six (6) months after, nor within the calendar year of, the date of such election. Such election shall be made by filing a Subsequent Election with the Administrator in which the Surviving Spouse shall specify the change in the manner of distribution or the change in the time of payment, which shall be no less than two nor more than ten years from the previously-elected payment date, or such Surviving Spouse may elect to defer payment until such Surviving Spouse's death. A Surviving Spouse may make a total of two (2) Subsequent Elections under this Section 3.5(c)(i), with respect to all or any part of the Deceased Participant's Account. Subsequent Elections pursuant to this Section 3.5(c)(i) may specify different changes with respect to different parts of the Deceased Participant's Account.

                       (ii) Exception.
                            ---------
                       Notwithstanding the above Section 3.5(c)(i), a Subsequent Election may be made by a Surviving Spouse within sixty (60) days of the Deceased Participant's death; provided, however, such election may only be made with respect to amounts which would not be paid under the Deceased Participant's election as in effect on the date of the Deceased Participant's death until a date which is at least six (6) months from the Deceased Participant's date of death. Such election shall be made by filing a Subsequent Election with the Administrator in which the Surviving Spouse shall specify the change in the manner of distribution or the change in the time of payment, which shall be no less than two (2) nor more than ten (10) years from the previously-elected payment date, or such Surviving Spouse may elect to defer payment until such Surviving Spouse's death. A Surviving Spouse may only make one (1) Subsequent Election under this Section 3.5(c)(ii) with respect to all or any part of the Deceased Participant's Account. Such Surviving Spouse may, however, make one additional Subsequent Election under Section 3.5(c)(i) in accordance with the terms of Section 3.5(c)(i). The one (1) Subsequent Election permitted under this
Section 3.5(c)(ii) may specify different changes for different parts of the Deceased Participant's Account.

              (d) Beneficiary of a Deceased Participant Other Than a Surviving
Spouse.           ------------------------------------------------------------
------
                       (i) General Rule.
                           -------------
                       A Beneficiary of a Deceased Participant (other than a Surviving Spouse) may elect to change the manner of distribution, or defer the time of payment, of any part or all of such Deceased Participant's Account the payment of which would be made neither within six (6) months after, nor within the calendar year of, the date of such election. Such election shall be made by filing a Subsequent Election with the Administrator in which the Beneficiary shall specify the change in the manner of distribution or the change in the time of payment, which shall be no less than two (2) nor more than ten (10) years from the previously-elected payment date. A Beneficiary may make one (1) Subsequent

Election under this Section 3.5(d)(i), with respect to all or any part of the Deceased Participant's Account. Subsequent Elections pursuant to this Section 3.5(d)(i) may specify different changes for different parts of the Deceased Participant's Account.

                       (ii) Exception.
                            ---------
                       Notwithstanding the above Section 3.5(d)(i), a Subsequent Election may be made by a Beneficiary within sixty (60) days of the Deceased Participant's death; provided, however, such election may only be made with respect to amounts which would not be paid under the Deceased Participant's election as in effect on the date of the Deceased Participant's death until a date which is at least six (6) months from the Deceased Participant's date of death. Such election shall be made by filing a Subsequent Election with the Administrator in which the Beneficiary shall specify the change in the manner of distribution or the change in the time of payment, which shall be no less than two (2) nor more than ten (10) years from the previously-elected payment date. A Beneficiary may make one (1) Subsequent Election under this Section 3.5(d)(ii) with respect to all or any part of the Deceased Participant's Account. Subsequent Elections pursuant to this Section 3.5(d)(ii) may specify different changes for different parts of the Deceased Participant's Account.

               (e) Other Deferral and Acceleration by a Beneficiary.
                   ------------------------------------------------
               Any Beneficiary (other than a Surviving Spouse who has made a Subsequent Election under Section 3.5(c) or a Beneficiary who has made a Subsequent Election under Section 3.5(d)) may elect to change the manner of distribution from the manner of distribution in which payment of a Deceased Participant's Account would otherwise be made, and

                       (i) Defer the time of payment of any part or all of the Deceased Participant's Account or deceased Beneficiary's Account for one additional year from the date a payment would otherwise be made or begin (provided that if a Subsequent Election is made pursuant to this Section 3.5(e)(i), the Deceased Participant's Account or deceased Beneficiary's Account shall be in all events distributed in full on or before the fifth anniversary of the Deceased Participant's or a deceased Beneficiary's death); or

                       (ii) Accelerate the time of payment of a Deceased Participant's Account or deceased Beneficiary's Account from the date or dates that payment would otherwise be made or begin to the date that is the later of
(A) six (6) months after the date of the Deceased Participant's or deceased Beneficiary's death and (B) January 2nd of the calendar year beginning after the Deceased Participant's or deceased Beneficiary's death, provided that if a Subsequent Election is made pursuant to this Section 3.5(e)(ii), the Deceased Participant's Account or deceased Beneficiary's Account shall be distributed in full on such accelerated payment date.

A Subsequent Election pursuant to this Section 3.5(e) must be filed with the Administrator within one hundred and twenty (120) days following the Deceased Participant's or deceased Beneficiary's death. One and only one Subsequent Election shall be permitted pursuant to this Section 3.5(e) with respect to a Deceased Participant's Account or deceased Beneficiary's Account, although if such Subsequent Election is filed pursuant to Section 3.5(e)(i), it may specify different changes for different parts of the Account.

               (f) Disabled Participant.
                   --------------------
               A Disabled Participant (who has not been permitted to make a Subsequent Election under Section 3.5(h)) may elect to change the form of distribution from the form of distribution that the payment of the Disabled Participant's Account would otherwise be made and may elect to accelerate the time of payment of the Disabled Participant's Account from the date payment would otherwise be made to January 2nd of the calendar year beginning after the Participant became disabled. A Subsequent Election pursuant to this Section 3.5(f) must be filed with the Administrator on or before the close of business on the later of (i) the June 30 following the date the Participant becomes a Disabled Participant if the Participant becomes a Disabled Participant on or before May 1 of a calendar year; (ii) the 60th day following the date the Participant becomes a Disabled Participant if the Participant becomes a Disabled Participant after May 1 and before November 2 of a calendar year or (iii) the December 31 following the date the Participant becomes a Disabled Participant if the Participant becomes a Disabled Participant after November 1 of a calendar year.

               (g) Retired Participant.
                   -------------------
               A Retired Participant (who has not been permitted to make a Subsequent Election under Section 3.5(h)) may elect to change the form of distribution from the form of distribution that payment of the Retired Participant's Account would otherwise be made and may elect to defer the time of payment of the Retired Participant's Account for a minimum of two additional years from the date payment would otherwise be made (provided that if a Subsequent Election is made pursuant to this Section 3.5(g), the Retired Participant's Account shall be distributed in full on or before the fifth anniversary of the Retired Participant's Normal Retirement). A Subsequent Election pursuant to this Section 3.5(g) must be filed with the Administrator on or before the close of business on the later of (i) the June 30 following the Participant's Normal Retirement on or before May 1 or a calendar year, (ii) the 60th day following the Participant's Normal Retirement after May 1 and before November 2 of a calendar year or (iii) the December 31 following the Participant's Normal Retirement after November 1 of a calendar year.

               (h) Retired Participants and Disabled Participants.
                  ------------------------------------------------
               The Committee may, in its sole and absolute discretion, permit a Retired Participant or a Disabled Participant to make a Subsequent Election to change the form of distribution that the payment of the Retired Participant's account would otherwise be made or to defer the time of payment of any part or all of such Retired or Disabled Participant's Account for a minimum of two years and a maximum of ten additional years from the previously-elected payment date, by filing a Subsequent Election with the Administrator on or before the close of business on June 30 of the calendar year preceding the calendar year in which the lump-sum distribution or initial installment payment would otherwise be made. The number of Subsequent Elections under this Section 3.5(h) shall be determined by the Committee in its sole and absolute discretion.

               (i) Most Recently Filed Initial Election or Subsequent Election
                   -----------------------------------------------------------
Controlling.
-----------
Subject to acceleration pursuant to Section 3.5(e) or 3.5(f),
Section 3.7 or Section 7.1, no distribution of the amounts deferred by a Participant for any calendar year shall be made before the payment date designated by the Participant or Beneficiary on the most recently filed Initial Election or Subsequent Election with respect to each deferred amount.

     3.6.  Distribution  in Full Upon  Terminating  Event.
           ----------------------------------------------
               The Company shall give Participants at least thirty (30) days notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Terminating Event. The Committee may, in its discretion, provide in such notice that notwithstanding any other provision of the Plan or the terms of any Initial Election or Subsequent Election, upon the consummation of a Terminating Event, the Account balance of each Participant shall be distributed in full and any outstanding Initial Elections or Subsequent Elections shall be revoked.

     3.7. Withholding and Payment of Death Taxes.

               (a) Notwithstanding any other provisions of this Plan to the contrary, including but not limited to the provisions of Article 3 and Article 7, or any Initial or Subsequent Election filed by a Deceased Participant or a Deceased Participant's Beneficiary (for purposes of this Section, the "Decedent"), the Administrator shall apply the terms of Section 3.7(b) to the Decedent's Account unless the Decedent affirmatively has elected, in writing, filed with the Administrator, to waive the application of Section 3.7(b).

               (b) Unless the Decedent affirmatively has elected, pursuant to
Section 3.7(a), that the terms of this Section 3.7(b) not apply:

                       (i) The Administrator shall prohibit the Decedent's Beneficiary from taking any action under any of the provisions of the Plan with regard to the Decedent's Account other than the Beneficiary's making of a Subsequent Election pursuant to Section 3.5;

                       (ii) The Administrator shall defer payment of the Decedent's Account until the later of the Death Tax Clearance Date and the payment date designated in the Decedent's Initial Election or Subsequent Election;

                       (iii) The Administrator shall withdraw from the Decedent's Account such amount or amounts as the Decedent's Personal Representative shall certify to the Administrator as being necessary to pay the Death Taxes apportioned against the Decedent's Account; the Administrator shall remit the amounts so withdrawn to the Personal Representative, who shall apply the same to the payment of the Decedent's Death Taxes, or the Administrator may pay such amounts directly to any taxing authority as payment on account of Decedent's Death Taxes, as the Administrator elects;

                       (iv) If the Administrator makes a withdrawal from the Decedent's Account to pay the Decedent's Death Taxes and such withdrawal causes the recognition of income to the Beneficiary, the Administrator shall pay to the Beneficiary from the Decedent's Account, within thirty (30) days of the Beneficiary's request, the amount necessary to enable the Beneficiary to pay the Beneficiary's income tax liability resulting from such recognition of income; additionally, the Administrator shall pay to the Beneficiary from the Decedent's Account, within thirty (30) days of the Beneficiary's request, such additional amounts as are required to enable the Beneficiary to pay the Beneficiary's income tax liability attributable to the Beneficiary's recognition of income resulting from a distribution from the Decedent's Account pursuant to this
Section 3.7(b)(iv);

                       (v) Amounts withdrawn from the Decedent's Account by the Administrator pursuant to Sections 3.7(b)(iii) and 3.7(b)(iv) shall be withdrawn from the portions of Decedent's Account having the earliest distribution dates as specified in Decedent's Initial Election or Subsequent Election; and

                       (vi) Within a reasonable time after the later to occur of the Death Tax Clearance Date and the payment date designated in the Decedent's Initial Election or Subsequent Election, the Administrator shall pay the Decedent's Account to the Beneficiary.

                       ARTICLE 4 - MANNER OF DISTRIBUTION

     4.1. Manner of Distribution.

               (a) Amounts credited to an Account shall be distributed, pursuant to an Initial Election or Subsequent Election in either (i) a lump sum payment or (ii) substantially equal annual installments over a five (5), ten (10) or fifteen (15) year period or (iii) substantially equal monthly installments over a period not exceeding fifteen (15) years. Installment distributions payable in the form of shares of Company Stock shall be rounded to the nearest whole share.

               (b) Notwithstanding any Initial Election or Subsequent Election or any other provision of the Plan to the contrary: (i) distributions pursuant to Initial Elections or Subsequent Elections shall be made in one lump sum payment unless the portion of a Participant's Account subject to distribution, as of both the date of the Initial Election or Subsequent Election and the benefit commencement date, has a value of more than $10,000;

                       (ii) following a Participant's termination of employment for any reason, if the amount credited to the Participant's Account has a value of $25,000 or less, the Administrator may, in its sole discretion, direct that such amount be distributed to the Participant (or Beneficiary, as applicable) in one lump sum payment; provided, however, that this Section 4.1(b)(ii) shall not apply to any amount credited to a Participant's Account until the expiration of the deferral period applicable under any Initial Election or Subsequent Election in effect as of April 29, 2002.

     4.2. Determination of Account Balances for Purposes of Distribution.
          --------------------------------------------------------------
     The amount of any distribution made pursuant to Section 4.1 shall be based on the balances in the Participant's Account on the date of distribution. For this purpose, the balance in a Participant's Account shall be calculated by crediting income, gains and losses under the Company Stock Fund and Income Fund, as applicable, through the date immediately preceding the date of distribution.

                           ARTICLE 5 - BOOK ACCOUNTS

     5.1. Deferred Compensation Account.
          -----------------------------
     A deferred Compensation Account shall be established for each Outside Director and Eligible Employee when such Outside Director or Eligible Employee becomes a Participant. Compensation deferred pursuant to the Plan shall be credited to the Account on the date such Compensation would otherwise have been payable to the Participant.

     5.2. Crediting of Income, Gains and Losses on Accounts.
          --------------------------------------------------

               (a) In General.
                   ----------
               Except as otherwise provided in this Section 5.2, the Administrator shall credit income, gains and losses with respect to each Participant's Account as if it were invested in the Income Fund.

               (b) Investment Fund Elections.
                   -------------------------

                       (i) Except for amounts credited to the Accounts of Participants who are Outside Directors who have elected to defer the receipt of Compensation payable in the form of Company Stock, all amounts credited to Participants' Accounts on and after July 9, 2002 shall be credited with income, gains and losses as if it were invested in the Income Fund. Each Participant who, as of July 9, 2002, has all or any portion of his or her Account credited with income, gains and losses as if it were invested in the Company Stock Fund may direct, as of December 31, 2002 or the last day of any Plan Year thereafter, to have all or any portion of the amount credited to the Company Stock Fund deemed transferred to the Income Fund. No portion of the Participant's Account credited to the Income Fund may be deemed transferred to the Company Stock Fund.

                       (ii) With respect to amounts credited to Participants' Accounts through July 9, 2002, investment fund elections shall continue in effect until revoked or superseded. Except for amounts credited to the Accounts of Participants who are Outside Directors who have elected to defer the receipt of Compensation payable in the form of Company Stock, all amounts credited to Participants' Accounts on and after July 9, 2002 shall be deemed to be invested in the Income Fund. Except for amounts described in Section 5.2(c), notwithstanding any investment fund election to the contrary, as of the valuation date (as determined under Section 4.2) for the distribution of all or any portion of a Participant's Account that is subject to distribution in the form of installments described in Section 4.1(a) or (b), such Account, or portion thereof, shall be deemed invested in the Income Fund (and transferred from the Company Stock Fund to the Income Fund, to the extent necessary) until such Account, or portion thereof, is distributed in full.

                       (iii) Investment fund elections under this Section 5.2(b) shall be effective as of the first day of each calendar year, provided that the election is filed with the Committee on or before the close of business on December 31 of the calendar year preceding such calendar year. An Active Participant may only make an investment fund election with respect to the Participant's accumulated Account as of December 31, and not with respect to Compensation to be deferred for a calendar year.

                       (iv) Except for amounts described in Section 5.2(c), if a Participant ceases to continue in service as an Active Participant, then, notwithstanding any election to the contrary, such Participant's Account shall be deemed invested in the Income Fund, effective as of the first day of any calendar year beginning after such Participant ceases to continue in service as an Active Participant.

               (c) Outside Director Stock Fund Credits.
                   -----------------------------------
               Amounts credited to the Accounts of Outside Directors in the form of Company Stock shall be credited with income, gains and losses as if they were invested in the Company Stock Fund. No portion of such Participant's Account attributable to amounts credited after December 31, 2002 to the Company

Stock Fund may be deemed transferred to the Income Fund. Distributions of amounts credited to the Company Stock Fund with respect to Outside Directors' Accounts after December 31, 2002 shall be distributable in the form of Company Stock, rounded to the nearest whole share.

               (d) Timing of Credits.
                   -----------------
               Compensation deferred pursuant to the Plan shall be deemed invested in the Income Fund on the date such Compensation would otherwise have been payable to the Participant. Accumulated Account balances subject to an investment fund election under Section 5.2(b) shall be deemed invested in the applicable investment fund as of the effective date of such election. The value of amounts deemed invested in the Company Stock Fund shall be based on hypothetical purchases and sales of Company Stock at Fair Market Value as of the effective date of an investment election

     5.3. Status of Deferred Amounts.
          --------------------------
     Regardless of whether or not the Company is a Participant's employer, all Compensation deferred under this Plan shall continue for all purposes to be a part of the general funds of the Company.

     5.4. Participants' Status as General Creditors.
          -----------------------------------------
     Regardless of whether or not the Company is a Participant's employer, an Account shall at all times represent a general obligation of the Company. The Participant shall be a general creditor of the Company with respect to this obligation, and shall not have a secured or preferred position with respect to the Participant's Accounts. Nothing contained herein shall be deemed to create an escrow, trust, custodial account or fiduciary relationship of any kind. Nothing contained herein shall be construed to eliminate any priority or preferred position of a Participant in a bankruptcy matter with respect to claims for wages.

            ARTICLE 6 - NO ALIENATION OF BENEFITS; PAYEE DESIGNATION

                  Except as otherwise required by applicable law, the right of any Participant or Beneficiary to any benefit or interest under any of the provisions of this Plan shall not be subject to encumbrance, attachment, execution, garnishment, assignment, pledge, alienation, sale, transfer, or anticipation, either by the voluntary or involuntary act of any Participant or any Participant's Beneficiary or by operation of law, nor shall such payment, right, or interest be subject to any other legal or equitable process. However, subject to the terms and conditions of the Plan, a Participant or Beneficiary may direct that any amount payable pursuant to an Initial Election or a Subsequent Election on any date designated for payment be paid to any person or persons or legal entity or entities, including, but not limited to, an organization exempt from federal income tax under section 501(c)(3) of the Code, instead of to the Participant or Beneficiary. Such a payee designation shall be provided to the Administrator by the Participant or Beneficiary in writing on a form provided by the Administrator, and shall not be effective unless it is provided immediately preceding the time of payment. The Company's payment pursuant to such a payee designation shall relieve the Company and its Affiliates of all liability for such payment.

                        ARTICLE 7 - DEATH OF PARTICIPANT

     7.1. Death of Participant.
          -------------------
     A Deceased Participant's Account shall be distributed in accordance with the last Initial Election or Subsequent Election made by the Deceased

Participant before the Deceased Participant's death, unless the Deceased Participant's Surviving Spouse or other Beneficiary timely elects to accelerate or defer the time or change the manner of payment pursuant to Section 3.5.

7.2.  Designation of Beneficiaries.
      ----------------------------
     Each Participant and Beneficiary shall have the right to designate one or more Beneficiaries to receive distributions in the event of the Participant's or Beneficiary's death by filing with the Administrator a Beneficiary designation on the form provided by the Administrator for such purpose. The designation of a Beneficiary or Beneficiaries may be changed by a Participant or Beneficiary at any time prior to such Participant's or Beneficiary's death by the delivery to the Administrator of a new Beneficiary designation form.

                       ARTICLE 8 - HARDSHIP DISTRIBUTIONS

                  Notwithstanding the terms of an Initial Election or Subsequent Election, if, at the Participant's request, the Board determines that the Participant has incurred a Hardship, the Board may, in its discretion, authorize the immediate distribution of all or any portion of the Participant's Account.

                           ARTICLE 9 - INTERPRETATION

    9.1. Authority of Committee.
         ----------------------
     The Committee shall have full and exclusive authority to construe, interpret and administer this Plan and the Committee's construction and interpretation thereof shall be binding and conclusive on all persons for all purposes.

     9.2. Claims Procedure.
          ---------------
     If an individual (hereinafter referred to as the "Applicant," which reference shall include the legal representative, if any, of the individual) does not receive timely payment of benefits to which the Applicant believes he is entitled under the Plan, the Applicant may make a claim for benefits in the manner hereinafter provided.

                  An Applicant may file a claim for benefits with the Administrator on a form supplied by the Administrator. If the Administrator wholly or partially denies a claim, the Administrator shall provide the Applicant with a written notice stating:

               (a) The specific reason or reasons for the denial;

               (b) Specific reference to pertinent Plan provisions on which the denial is based;

               (c) A description of any additional material or information necessary for the Applicant to perfect the claim and an explanation of why such material or information is necessary; and

               (d) Appropriate information as to the steps to be taken in order to submit a claim for review.

Written notice of a denial of a claim shall be provided within 90 days of the receipt of the claim, provided that if special circumstances require an extension of time for processing the claim, the

Administrator may notify the Applicant in writing that an additional period of up to 90 days will be required to process the claim.

                  If the Applicant's claim is denied, the Applicant shall have 60 days from the date of receipt of written notice of the denial of the claim to request a review of the denial of the claim by the Administrator. Request for review of the denial of a claim must be submitted in writing. The Applicant shall have the right to review pertinent documents and submit issues and comments to the Administrator in writing. The Administrator shall provide a written decision within 60 days of its receipt of the Applicant's request for review, provided that if special circumstances require an extension of time for processing the review of the Applicant's claim, the Administrator may notify the Applicant in writing that an additional period of up to 60 days shall be required to process the Applicant's request for review.

                  It is intended that the claims procedures of this Plan be administered in accordance with the claims procedure regulations of the Department of Labor set forth in 29 CFR ss. 2560.503-1.

Claims for benefits under the Plan must be filed with the Administrator at the following address:

                  Comcast Corporation
                  1500 Market Street
                  Philadelphia, PA 19102
                  Attention:  General Counsel

                     ARTICLE 10 - AMENDMENT OR TERMINATION

               10.1. Amendment or Termination.
                     ------------------------
               Except as otherwise provided by Section 10.2, the Company, by action of the Board or by action of the Committee, shall have the right at any time, or from time to time, to amend or modify this Plan. The Company, by action of the Board, shall have the right to terminate this Plan at any time.

               10.2. Amendment of Rate of Credited Earnings.
                     --------------------------------------
               No amendment shall change the Applicable Interest Rate with respect to the portion of a Participant's Account that is attributable to an Initial Election or Subsequent Election made with respect to Compensation earned in a calendar year and filed with the Administrator before the date of adoption of such amendment by the Board. For purposes of this Section 10.2, a Subsequent Election to defer the payment of part or all of an Account for an additional period after a previously-elected payment date (as described in Section 3.5) shall be treated as a separate Subsequent Election from any previous Initial Election or Subsequent Election with respect to such Account.

                       ARTICLE 11 - WITHHOLDING OF TAXES

                  Whenever the Participating Company is required to credit deferred Compensation to the Account of a Participant, the Participating Company shall have the right to require the Participant to remit to the Participating Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the date on which the deferred Compensation shall be deemed credited to the Account of the Participant, or take any action whatever that it deems necessary to protect its interests with respect to tax liabilities. The Participating Company's obligation to credit deferred Compensation to an Account shall be conditioned on the Participant's compliance, to the Participating Company's satisfaction, with any withholding requirement. To the maximum extent possible, the Participating Company shall satisfy all applicable withholding tax requirements by withholding tax from other Compensation payable by the Participating Company to the Participant, or by the Participant's delivery of cash to the Participating Company in an amount equal to the applicable withholding tax.

                     ARTICLE 12 - MISCELLANEOUS PROVISIONS

     12.1. No Right to Continued Employment.
           --------------------------------
     Nothing contained herein shall be construed as conferring upon any Participant the right to remain in service as an Outside Director or in the employment of a Participating Company as an executive or in any other capacity.

     12.2. Expenses of Plan.
           ----------------
     All expenses of the Plan shall be paid by the Participating Companies.

     12.3. Gender and Number.
           ----------------
     Whenever any words are used herein in any specific gender, they shall be construed as though they were also used in any other applicable gender. The singular form, whenever used herein, shall mean or include the plural form, and vice versa, as the context may require.

     12.4. Law Governing Construction.
           --------------------------
     The construction and administration of the Plan and all questions pertaining thereto, shall be governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable federal law and, to the extent not governed by federal law, by the laws of the Commonwealth of Pennsylvania.

     12.5. Headings Not a Part Hereof.
           --------------------------
     Any headings preceding the text of the several Articles, Sections, subsections, or paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of the Plan, nor shall they affect its meaning, construction, or effect.

     12.6. Severability of Provisions.
           --------------------------
     If any provision of this Plan is determined to be void by any court of competent jurisdiction, the Plan shall continue to operate and, for the purposes of the jurisdiction of that court only, shall be deemed not to include the provision determined to be void.

                          ARTICLE 13 - EFFECTIVE DATE

                  The effective date of this amendment and restatement of the Plan shall be February 26, 2003.

                  IN WITNESS WHEREOF, COMCAST CORPORATION has caused this Plan to be executed by its officers thereunto duly authorized, and its corporate seal to be affixed hereto, as of the 26th day of February, 2003.



                              COMCAST CORPORATION




                               BY:
                                     ----------------------------------


                               ATTEST:
                                     ---------------------------------